AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

August 2016

For the month of August 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.11% and a net return of -0.14%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.11% for the month.

August gross relative performance: 0.00%

Performance for periods ended August 31, 2016 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.01%	5.30%	4.79%	3.65%	5.24%
HIT Total Net Rate of Return	4.72%	4.86%	4.34%	3.20%	4.79%
Barclays Capital Aggregate Bond Index	5.86%	5.97%	4.37%	3.24%	4.89%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.
•	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries tightened on all products, with FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates both tightening by 9 basis points (bps) and Fannie Mae DUS securities tightening across structures. The benchmark Fannie Mae 10/9.5 contracted by 6 bps. The HIT had 24.8% of its portfolio invested in DUS securities across various structures at the end of August.
•	The portfolio’s relative short duration to the Barclays Aggregate as interest rates rose across the curve. Two, 5-, 10-, and 30-year Treasury rates increased by 15, 17, 13, and 5 bps, respectively.
•	The HIT’s overweight to spread-based product as swap spreads tightened for maturities beyond five years. Spreads tightened by 0.5 bps for 5-year swaps and by 3 bps for both 7- and 10-year swaps.

Negative contributions to the HIT’s performance included:

•	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting excess returns of 82 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 26.0% of the index as of August 31, 2016.

AFL-CIO HOUSING INVESTMENT TRUST	August 2016 Performance Commentary

•	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 14, 41, 64, and 119 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 70% for the Barclays Aggregate at the end of August.
•	Performance by agency single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 32 bps. The HIT was underweight to this sector with a 20.3% allocation versus 27.6% in the Barclays Aggregate as of August 31, 2016.

August 2016 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.55%	0	6.43
Agencies	0.10%	48	4.19
Single family agency MBS (RMBS)	0.12%	32	2.40
Corporates	0.20%	82	7.54
Commercial MBS (CMBS)	-0.17%	46	5.52
Asset-backed securities (ABS)	0.01%	19	2.24
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	07/31/16	8/31/16	Change
1 Month	0.178%	0.269%	0.091%
3 Month	0.254%	0.330%	0.076%
6 Month	0.366%	0.457%	0.092%
1 Year	0.488%	0.591%	0.102%
2 Year	0.655%	0.805%	0.150%
3 Year	0.747%	0.922%	0.175%
5 Year	1.024%	1.198%	0.174%
7 Year	1.287%	1.455%	0.168%
10 Year	1.453%	1.580%	0.127%
30 Year	2.183%	2.232%	0.049%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.

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